EXHIBIT 10.1.15





                                             October 19, 1999



Charming Shoppes, Inc.
Charming Shoppes of Delaware, Inc.
CSI Industries, Inc.
FB Apparel, Inc.
450 Winks Lane
Bensalem, Pennsylvania 19020


                              Re:  Modern Woman, Inc.


Gentlemen:

     Reference is made to the Second Amended and Restated Loan and Security Agreement by and among (a) Congress Financial Corporation ("Lender"), (b) Charming Shoppes, Inc. ("Parent"), Charming Shoppes of Delaware, Inc., CSI Industries, Inc. and FB Apparel, Inc. (individually and collectively, "Borrowers"), and (c) Charming Shoppes of Delaware, Inc., as Borrowers' Agent ("Agent"), dated February 28, 1997 (as it now exists or may from time to time be amended, the "Loan Agreement").

     Capitalized terms used herein, which are not otherwise defined herein, shall have the respective meanings (as amended herein) ascribed thereto in the Loan Agreement.

     Parent and the other Borrowers have requested that Congress issue or cause to be issued letters of credit for the account of Modern Woman, Inc., a Delaware corporation ("MW Delaware"), which is a Subsidiary of Parent, (the "MW Letters of Credit").

     This will confirm the agreement among Lender, Parent, the other Borrowers and Agent that, subject to the other terms and conditions of the Loan Agreement and the other Financing Agreements, the Loan Agreement shall be and is hereby amended as follows:

1.        Amendments to Definitions in Section 1 of Loan Agreement.
2.
a. The definition of "Additional L/C Debtors" shall be and is hereby amended to include, without limitation, MW Delaware.
b.
c. The definition of "Additional L/C Accommodations" shall be and is hereby amended to include, without limitation, all existing and future MW Letters of Credit (whether or not issued pursuant to the Trade Financing Agreement).
d.
e. The definition of "Additional L/C Debt" shall be and is hereby amended to include, without limitation, the reimbursement obligations with respect to the MW Letters of credit of MW Delaware and Borrowers as provided herein (whether or not pursuant to the Trade Financing Agreement).
f.
g. The definition of "Letter of Credit Accommodations" shall include, without limitation, the MW Letters of Credit as part of the Additional L/C Accommodations and MW Delaware as an Additional L/C Debtor. h.
3.        Amendments to Section 2.2 of Loan Agreement.
4.
a. The provisions of Section 2.2 shall be applicable, without limitation, to the MW Letters of Credit as part of the Letter of Credit Accommodations and to MW Delaware as an Additional L/C Debtor.
b.
c. The provisions of Section 2.2(c)(ii) of the Loan Agreement shall be applicable to all existing and future MW Letters of Credit notwithstanding the purpose thereof. The provisions of Section 2.2(c)(i) of the Loan Agreement shall not be applicable to any MW Letters of Credit notwithstanding the purpose thereof.
d.
5. Inventory Acquired Under MW Letters of Credit. Parent and the other Borrowers have represented (and do hereby represent and warrant) to Lender that the MW Letters of Credit are intended solely for the purchase of merchandise by MW Delaware for sale in retail stores owned by MW Delaware, Modern Woman, Inc., a Michigan corporation, and certain
subsidiaries of MW Delaware.   Accordingly, in reliance thereon, Lender
agrees that (notwithstanding anything to the contrary contained in the Loan Agreement, Trade Financing Agreement or other Financing Agreements), (1) Lender has no security interest of any nature in the merchandise purchased pursuant to the MW Letters of Credit or any receivables from the sale thereof, (2) such merchandise is not "Inventory" as such term is defined in the Loan Agreement, (3) the merchandise is not being acquired by Borrowers nor being sold in "Retail Stores", as such terms are defined in the Loan Agreement, and (4) the provisions of Sections 3.1, 3.2, 3.13, 3.16 and 3.17 of the Trade Financing Agreement shall not apply to the MW Letters of Credit.
6.
     Except as hereinabove specifically provided, nothing contained herein shall be construed as an amendment, waiver, release or other modification to the Loan Agreement or any of the other Financing Agreements.

                              Very truly yours,

                              CONGRESS FINANCIAL CORPORATION

                              By:___________________________________

                              Title:__________________________________


CONFIRMED AND AGREED TO:

BORROWERS

CHARMING SHOPPES, INC.

By:______________________________

Title:_____________________________

CHARMING SHOPPES OF DELAWARE, INC.

By:______________________________

Title:_____________________________

CSI INDUSTRIES, INC.

By:______________________________

Title:_____________________________

FB APPAREL, INC.

By:______________________________

Title:_____________________________

BORROWERS' AGENT

CHARMING SHOPPES OF DELAWARE, INC.
AS BORROWERS' AGENT

By:______________________________

Title:_____________________________


CONSENTED TO:

MODERN WOMAN, INC.

By:______________________________

Title:_____________________________